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                                                                   EXHIBIT 10.27


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This First Amendment to Amended and Restated Credit Agreement, made as of August __, 2000 (this "Amendment"), is between Cabot Microelectronics Corporation, a Delaware corporation, as borrower (the "Borrower"), and LaSalle Bank National Association, a national banking association (the "Lender"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Credit Agreement (as defined below).

                             PRELIMINARY STATEMENTS:

         1. The Borrower and the Lender are parties to the Amended and Restated Credit Agreement dated as of July 5, 2000 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

         2. The Borrower and the Lender have agreed to amend the Credit Agreement to, among other things, modify the financial covenants contained therein, all on the terms and subject to the conditions of this Amendment.

                                   AGREEMENT:

         In consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

                    SECTION 1. AMENDMENT TO CREDIT AGREEMENT

         On the date this Amendment becomes effective, after satisfaction by the Borrower of each of the conditions set forth in Section 4 (the "Effective Date"), Section 8.6(i) of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:

         (i) Not permit the ratio of (a) the sum of (i) the Borrower's investments described in Sections 8.11(ii) and 8.11(iii), plus
                  (ii) the Borrower's right to payment for goods sold or leased or for services rendered, whether or not evidenced by an instrument or chattel paper and whether or not yet earned by performance, in each case to the extent classified as current assets under GAAP, to (b) current liabilities (as determined according to GAAP) to be, on a consolidated basis, less than
                  1.25 to 1.00 at any time.

                   SECTION 2.  REPRESENTATIONS AND WARRANTIES

         To induce the Lender to enter into this Amendment, the Borrower represents and warrants to the Lender that:


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         2.1 Due Authorization; Authority; No Conflicts; Enforceability. The
execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental, regulatory or other approvals (if any are required), and do not and will not contravene or conflict with any provision of (i) any law, (ii) any judgment, decree or order or (iii) its articles of incorporation or by-laws, and do not and will not contravene or conflict with, or cause any lien to arise under, any provision of any agreement or instrument binding upon the Borrower or upon any of its property. This Amendment and the Credit Agreement, as amended by this Amendment, are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         2.2 No Default; Representations and Warranties. As of the Effective Date, (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

                     SECTION 3. CONDITIONS TO EFFECTIVENESS

         The obligation of the Lender to make the amendments contemplated by this Amendment, and the effectiveness thereof, are subject to the following:

         3.1 Representations and Warranties. The representations and warranties of the Borrower contained in this Amendment are true and correct as of the Effective Date.

         3.2 Documents. The Lender has received all of the following, each duly executed and dated as of the Effective Date (or such other date as is satisfactory to the Lender) in form and substance satisfactory to the Lender:

         (a)      this Amendment;

         (b) copies of all documents evidencing any necessary corporate action, consents and governmental approvals, if any, with respect to this Amendment or any other document provided for under this Amendment; and

         (c)      such other documents as the Lender may reasonably request.

                            SECTION 4. MISCELLANEOUS

         4.1 Captions. The recitals to this Amendment (except for definitions) and the section captions used in this Amendment are for convenience only, and do not affect the construction of this Amendment.

         4.2 Governing Law; Severability. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Wherever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or


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invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         4.3 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart will be deemed to be an original, but all such counterparts together constitute but one and the same Amendment.

         4.4 Successors and Assigns. This Amendment is binding upon the Borrower, the Lender and their respective successors and assigns, and inures to the sole benefit of the Borrower, the Lender and their successors and assigns. The Borrower has no right to assign its rights or delegate its duties under this Amendment.

         4.5 References. From and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the Credit Agreement or any other Loan Document to the Credit Agreement or to any term, condition or provision contained "thereunder," "thereof," "therein," or words of like import, means and be a reference to the Credit Agreement (or such term, condition or provision, as applicable) as amended, supplemented, restated or otherwise modified by this Amendment.

         4.6 Continued Effectiveness. Notwithstanding anything contained in this Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties to this Amendment expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties to this Amendment to reaffirm the indebtedness created under the Credit Agreement. The Credit Agreement remains in full force and effect and the terms and provisions of the Credit Agreement are ratified and confirmed.

         4.7 Costs, Expenses and Taxes. The Borrower affirms and acknowledges that Section 11.3 of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.

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         Delivered at Chicago, Illinois, as of the day and year first above written.


                                             CABOT MICROELECTRONICS CORPORATION


                                             By:
                                                -------------------------------
                                             Title:



                                             LASALLE BANK NATIONAL ASSOCIATION


                                             By:
                                                -------------------------------
                                             First Vice President